Exhibit 99.1

Collegium Pharmaceutical, Inc. Corporate Overview June 2021

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding financial guidance for Xtampza ER and Nucynta Franchise revenues, Adjusted EBITDA, total operating expenses, current and future market opportunities for our products and our assumptions related thereto. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement, opioid-related or other litigation that may be brought by or against us, including litigation with Purdue Pharma, L.P.; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. This company presentation is not for promotional purposes.

Our Mission: We are committed to being the leader in responsible pain management We are a mission-driven organization with an unwavering commitment to people living with pain and the communities we serve

Integrity is Core to our Mission The core of our mission, and the central tenet of our values, is leading with integrity. As an organization committed to being the leader in responsible pain management, we believe that integrity begins with the equitable, inclusive and dynamic environment we create within our organization, and manifests in all of our corporate activities, which we are committed to conducting at all times in compliance with both the letter and the spirit of the laws, regulations and policies that govern us.

Experienced Management Team & Board of Directors



Joseph Ciaffoni
President, CEO &
Board Member

endo · Biogen · SHIONOGI · NOVARTIS · Schering-Plough · sanofi~synthelabo



Alison Fleming, Ph.D.
EVP & Chief Technical Officer

Inventor of DETERx®

Cornell University · University of Massachusetts Amherst



Colleen Tupper
EVP & Chief
Financial Officer

Takeda · Shire · Gurnet Point Capital · agenus



Richard Malamut, M.D.
EVP & Chief Medical Officer

AVANIR · teva · AstraZeneca · braeburn · Bristol-Myers Squibb



Scott Dreyer
EVP & Chief
Commercial Officer

The Medicines Company · Biogen · MERCK



Shirley Kuhlmann
EVP & General Counsel

Pepper Hamilton LLP · EMORY UNIVERSITY · COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK



Bart Dunn
EVP, Strategy &
Corporate Development

Vivelix · patheon · Pfizer · pepsi · NuPathe · INSPIRE

Collegium Board of Directors

Joseph Ciaffoni
President & CEO,
Collegium Pharmaceutical

Michael Heffernan
Chairman of the Board &
Collegium Founder

Garen Bohlin
Former COO, Sirtris,
Former CEO, Syntonix

John Fallon, M.D.
Former SVP & CMO,
Blue Cross Blue Shield of MA

Gwen Melincoff
Former Senior BD roles, BTG
International, Shire, Adolor

John Freund, M.D.
Co-Founder & Partner,
Skyline Ventures

Gino Santini
Former SVP, Corp. Strategy & BD,
President, Eli Lilly

Rita Balice-Gordon
Chief Scientific Officer,
Muna Therapeutics

5

Collegium PHARMACEUTICAL

Strong Corporate Culture Commitment to our Core Values and DE&I D I E A Uphold Integrity Embrace Differences Encourage Expression Be Accountable External Recognition of our Culture Corporate Social Responsibility Efforts

Our Strategy Deliver on our missionICreate value for shareholders Maximize the value of our differentiated portfolio of pain products Achieve our near-term operational and financial goals Invest in our long-term growth

Focus on 2021 Objectives Drive revenue growth from Xtampza® ER Achieve stable profit contributions from Nucynta® franchise Leverage current cost structure, generate cash Deploy balance sheet in disciplined manner Seek opportunities to enhance portfolio long-term

Addressing a Need for Differentiated Pain Products

~50M Americans experience some form of chronic or severe disabling pain.[1]

Chronic pain leads to over $560 billion in healthcare and productivity costs each year.[2]

The FDA has encouraged development of prescription opioids with abuse-deterrent formulations.[3]

HCPs and regulators are advocating for appropriate opioid prescribing practices that may help mitigate the risk of addiction and other adverse events to patients.

Sources: 1. Yong RJ, Mullins PM, Bhattacharyya N. The prevalence of chronic pain among adults in the United States. Pain. 2021; epub ahead of print. April 2021.
2. Gaskin DJ, Richard P. The Economic Costs of Pain in the United States. In: Institute of Medicine (US) Committee on Advancing Pain Research, Care, and Education. Relieving Pain in America: A Blueprint for Transforming Prevention, Care, Education, and Research. Washington (DC): National Academies Press (US); 2011. Appendix C.
3. Center for Drug Evaluation and Research (CDER). Guidance for industry: abuse-deterrent opioids —evaluation and labeling. Rockville, MD: U.S. Department of Health and Human Services, Food and Drug Administration, Center for Drug Evaluation and Research. https://www.fda.gov/files/drugs/published/Abuse-Deterrent-Opioids-Evaluation-and-Labeling.pdf Published April 2015. Accessed January 4, 2021.

9

Collegium PHARMACEUTICAL

Our Differentiated Pain Portfolio

Viewed Favorably by HCPs & Strong Intent to Prescribe[1]

LABEL & ACCESS DIFFERENTIATION	PRODUCT DIFFERENTIATION
Xtampza® ER (oxycodone) extended-release capsules CII	NUCYNTA® ER (tapentadol) extended-release tablets CII; NUCYNTA® (tapentadol) tablets CII
• Extended-release, oral oxycodone • Indicated for pain severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatments are inadequate; not for PRN use[2] • Abuse-deterrent label[2]; proprietary formulation • Broad formulary coverage, strong position	• Extended-release and immediate-release formulations of the opioid tapentadol with different indications • ER formulation proven to treat chronic low back pain and neuropathic pain associated with DPN in patients with pain severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate; not for PRN use[3] • IR formulation is indicated for the management of acute pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate in adults[4]

Boxed Warning: Xtampza® ER, Nucynta® and Nucynta® ER exposes patients and other users to the risks of opioid addiction, abuse and misuse, which can lead to overdose and death. Serious, life-threatening, or fatal respiratory depression may occur. Accidental ingestion, especially by children, can result in fatal overdose. The Prescribing Information includes information on other Boxed Warnings and serious side effects.

Abuse of Xtampza® ER by injection and by the oral and nasal routes of administration is still possible.

Note: Xtampza® ER, DETERx®, and Nucynta® are registered trademarks of Collegium Pharmaceutical, Inc.

Sources: 1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q1 2021. 2. Xtampza® ER [package insert]. Stoughton, MA: Collegium Pharmaceutical Inc.; 2021. 3. Nucynta® ER [package insert]. Stoughton, MA: Collegium Pharmaceutical Inc.; 2021. 4. Nucynta® [package insert]. Stoughton, MA: Collegium Pharmaceutical Inc.; 2021

10

Collegium PHARMACEUTICAL

Xtampza® ER: Our Core Growth Engine EFFICACY Powerful Pain Relief of ER Oxycodone 12-Hour Dosing DIFFERENTIATED LABEL VS. OXYCONTIN® Comparative PK Data Versus OxyContin®1 Maintains PK Profile Designed to maintain its PK profile even when manipulated1 Abuse-Deterrent Labeling Only ER oxycodone with labelling for abuse- deterrence via all 3 routes: oral, intranasal, and intravenous1,2,3 DETERx® Technology Only opioid w/ unique DETERx® abuse-deterrent technology engineered to resist: crushing, grinding, cutting, chewing and injecting1 Boxed Warning: Xtampza® ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death. Serious, life-threatening, or fatal respiratory depression may occur. Accidental ingestion, especially by children, can result in fatal overdose. The prescribing Information includes information on other Boxed Warnings and serious side effects.1 Abuse of Xtampza® ER by injection and by the oral and nasal routes of administration is still possible. Additional data, including epidemiological data, may provide further information on the impact of the current formulation of Xtampza® ER on the abuse liability of the drug. Sources: 1. Xtampza® ER [package insert]. Stoughton, MA: Collegium Pharmaceutical Inc.; 2021. 2. OxyContin [package insert]. Stamford, CT: Purdue Pharma LP; 2021. 113. Oxycodone Hydrochloride tablet, film coated, extended release [package insert]. Parsippany, NJ: Teva Pharmaceuticals, USA, Inc.; 2021. OxyContin is a registered trademark of Purdue Pharma LP

Xtampza® ER: Immediate Acceleration in 2021 Xtampza® ER has Achieved Q1’21 Growth of 11% Q/Q Growth3%10%3%1%2%11% YTD Share Growth of +5.5 Points Outpaces Early 2020 Share Growth1 175 TRx (000’s) 125 100 75 124137142143145 161 35% OER Share 25% 20% 15% 19.0% 22.6% 25.1% 30.6% Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 32.3% 21.8% 27.1% 23.5% 25.6% 23.7% 27.8% 24.6% 43.4% 29.3% Xtampza® ER Unique Prescribers Were up 22% in Q1’211,3 50% Exit Share 24.4% 18.5% 30% 20% 10% 0% Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21 NBRx ShareTRx Share 9.39.410.09.79.89.0 HCP Counts (000’s) 22 12 188 1618.06 1414.514.214.714.84 1213.32 100 Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21 Unique HCPsTRx/HCP 12 +Note: All historical data has been updated and is sourced with IQVIA Data Enhancements; Branded ER Market Data

2021 Xtampza® ER Growth Supported by Broad Market Access Coverage

2021 Xtampza® ER Coverage:
Commercial Plans: 83% of lives covered[1]
Medicare Part D Plans: 57% of lives covered[1]

2021 Commercial Lives



Not Covered, 29M
Exclusive, 71M
Covered, 41M
Parity/ Co-Preferred, 30M

2021 Medicare Part D Lives



Not Covered, 21M
Exclusive, 21M
Covered, 5.5M

Xtampza® ER is covered through Exclusive & Parity Contracts for ~55% of lives in 2021[1]

Sources: 1: MMIT Xtampza® ER data April 2021; policies applied
Graph Data Source: MMIT Xtampza® ER data accessed April 26, 2021; policies applied
Note: Total commercial insured population approximately 171 million lives; Total Medicare part D insured population approximately 47.5 million lives

13

Collegium PHARMACEUTICAL

Xtampza® ER Positioned for Next Phase of Growth Goal for Xtampza® ER: Secure path for Xtampza® ER market leadership Expect to emerge as #1 branded product in 2023 Strong patent position supports long commercial runway: 19 OB listed patents going out to 2036 TEVA ANDA litigation settled for September 2033 No approved ANDA for Xtampza® ER to date

Managing Nucynta® Franchise for Stable Profit Contribution Goal for the Nucynta® Franchise: Contribute stable profits through remaining 5-year lifecycle Leverage our cost structure Five-year commercial runway: IP through mid-2025 Potential pediatric extension would extend exclusivity through end of 2025

Strengthening Our Financial Position

Key Highlights

Record Net Revenue of $87.7m in Q1’21

Reduced Operating Expenses, Excluding Stock-Based Comp, by 5% in Q1’21 vs. Q1’20

GAAP Net Income of $15.7m in Q1’21

Adjusted EBITDA of $45.3m in Q1’21

Net Revenue ($m)



$76.5
$78.1
$79.2
$76.3
$87.7
$31.5
$33.6
$32.1
$30.8
$35.4
$45.0
$44.5
$47.1
$45.5
$52.3
Q1
Q2
Q3
Q4
Q1
2020
2021
Xtampza
Nucynta Franchise

OPEX Excluding SBC[1] ($m)



$29.0
$26.2
$23.4
$23.1
$27.5
Q1
Q2
Q3
Q4
Q1
2020
2021

Non- GAAP Adjusted EBITDA[2] ($m)



$20.5
$39.1
$41.8
$38.3
$45.3
Q1
Q2
Q3
Q4
Q1
2020
2021

Cash Balance ($m)



Closed Nucynta® Acquisition Q1’20
$116.2
$145.7
$165.4
$174.1
$182.8
Q1
Q2
Q3
Q4
Q1
2020
2021

Notes : This financial data, provided by Collegium Pharmaceutical, Inc. in its Quarterly Report on Form 10-Q filed with the SEC on May 6, 2021.

1. OPEX Excluding SBC is defined as Operating Expenses less Stock-Based Compensation Expense

2. Non-GAAP Adjusted EBITDA excludes stock-based compensation, non-cash interest and non-cash amortization of the Nucynta® intangible asset. The company has not provided a reconciliation of its full-year 2021 guidance for non-GAAP adjusted income (loss) to the most directly comparable forward-looking GAAP measure because it is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation. These items are uncertain and depend on various factors that could have a material impact on GAAP net income (loss) for the guidance period.

16

Collegium PHARMACEUTICAL

2021: Focused on Growth & Value Creation Maximize the value of ourAchieve our near-term differentiated portfolio ofoperational and pain productsfinancial goals • Drive revenue growth from• Leverage our current cost structure Xtampza® ER‒ Revenue growth • Stable Nucynta® Franchise‒ Profitability profit contributions‒ Cash generation OUR STRATEGY Invest in our long-term growth 2021 FOCUS 17 Deploy balance sheet in a disciplined manner Actively seek opportunities to enhance portfolio long-term

Disciplined Approach to Business Development Favorable position with current in-line portfolio Long runway with Xtampza® ER: 19 OB listed patents through 2036 Stable Profit Contributions from the Nucynta® Franchise through 2025 Strong balance sheet creates flexibility $174m cash balance YE2020 $170-180m Non-GAAP Adjusted EBITDA 2021 guidance1,2 Actively pursuing Priority 1Priority 2 opportunities to enhance portfolio long-term Novel non-opioid pain assets Ph 2 assets with potential to generate revenue in 2025-2027 timeframe Peak sales potential of $150m+ Differentiated commercial-stage pain assets Leverage cost structure & accretive within 24 mos or less 1: This financial guidance, provided by Collegium Pharmaceutical, Inc. in its Current Report on Form 8-K filed with the SEC on January 6, 2021, and updated on the Q1 2021 Earnings Press Release issued May 6, 2021, is effective only as of this date. The company expressly disclaims any obligation to update or reaffirm guidance. The company only provides guidance in a Regulation FD compliant manner. 2: Non-GAAP Adjusted EBITDA excludes stock-based compensation, non-cash interest and non-cash amortization of the Nucynta® intangible asset. The company has not provided a reconciliation of its full-year 2021 guidance for non-GAAP adjusted income (loss) to the most directly comparable forward-looking 18 GAAP measure because it is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation. These items are uncertain and depend on various factors that could have a material impact on GAAP net income (loss) for the guidance period.

2021 Financial Guidance1 Xtampza® ER Revenue $155.0 - $165.0 Million Nucynta® Franchise Revenue $185.0 - $195.0 Million Total Operating Expenses $125.0 - $135.0 Million Non-GAAP Adjusted EBITDA2 $170.0 - $180.0 Million Notes 1: This financial guidance, provided by Collegium Pharmaceutical, Inc. in its Current Report on Form 8-K filed with the SEC on January 6, 2021, and updated on the Q1 2021 Earnings Press Release issued May 6, 2021, is effective only as of this date. The company expressly disclaims any obligation to update or reaffirm guidance. The company only provides guidance in a Regulation FD compliant manner. 2: Non-GAAP Adjusted EBITDA excludes stock-based compensation, non-cash interest and non-cash amortization of the Nucynta® intangible asset. The company has not provided a reconciliation of its full-year 2021 guidance for non-GAAP adjusted income (loss) to the most directly comparable forward-looking GAAP measure because it is unable to predict, 19without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation. These items are uncertain and depend on various factors that could have a material impact on GAAP net income (loss) for the guidance period.

2021: Focused on Growth & Value Creation Deliver on our missionICreate value for shareholders OUR STRATEGY Maximize the value of our differentiated portfolio of pain products Achieve our near-term operational and financial goals Invest in our long-term growth 2021 FOCUS 20 Drive revenue growth from Xtampza® ER Stable Nucynta® Franchise profit contributions Leverage our current cost structure ‒ Revenue growth ‒ Profitability ‒ Cash generation Deploy balance sheet in a disciplined manner Actively seek opportunities to enhance portfolio long-term